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                                                                     Exhibit (b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

James E. Ross, Chief Executive Officer and Gary L. French, Chief Financial Officer of the State Street Master Funds (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


By:      /s/James E. Ross
         -----------------
         James E. Ross
         Chief Executive Officer of the Trust

Date:    February 17, 2006


By:      /s/Gary L. French
         ------------------
         Gary L. French
         Chief Financial Officer of the Trust


Date:    February 17, 2006